Property and Equipment, Net (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 29, 2013	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Equipment and machinery	$ 5,362	$ 3,718	$ 2,115
Furniture and fixtures	356	350	110
Leasehold improvements	221	151	53
Software	1,240	899	820
Total property and equipment	7,179	5,118	3,098
Less accumulated depreciation and amortization	(3,621)	(2,432)	(1,081)
Total property and equipment, net	$ 3,558	$ 2,686	$ 2,017